Summary Prospectus Supplement	March 1, 2018

Putnam Absolute Return 100 Fund
Summary Prospectus dated February 28, 2018

Putnam Investment Management, LLC (“Putnam Management”), the investment manager of Putnam Absolute Return 100 Fund (“AR 100 Fund” or the “fund”), has recommended, and the fund’s Board of Trustees has approved, changes to the fund’s name, goal, investment strategies and distribution policy. In connection with these changes, Putnam Management has also recommended, and the fund’s Board of Trustees has approved, and recommended that shareholders approve, a new management contract for AR 100 Fund that eliminates the use of performance fees. With the exception of the elimination of the use of performance fees, which would be implemented on a prospective basis following shareholder approval of the proposed new management contract, the proposed new management contract is substantially identical to the fund’s current management contract. Shareholder approval of the new management contract is required, and a full description of the proposed new management contract will be contained in a proxy statement that is expected to be mailed to shareholders in March 2018. If the proposed management contract is not approved by shareholders, the current fee structure would remain unchanged and the changes described below would not take place.

If the new management contract is approved, it is expected that the changes described below would take effect on or about June 1, 2018 (the “Effective Date”).

In connection with the implementation of these changes, the fund may make dispositions of certain portfolio holdings or close certain positions. Such transactions, which are expected to occur largely in June 2018, may result in certain brokerage commissions or other transaction costs. Depending on market conditions at the time, these transactions could also result in the realization of capital gains distributable to shareholders, whether net capital gains taxable as such, or short-term capital gains taxable as ordinary income.

On the Effective Date, the fund’s name will change to  “Putnam Short Duration Bond Fund,” and the fund’s goal, principal investment strategies and principal risks will change as described below. The fund’s distribution policy will also change on the Effective Date to provide for the payment of a monthly dividend. Accordingly, on the Effective Date, the following changes are made in the fund’s Summary Prospectus:

• All references in the Summary Prospectus to Putnam Absolute Return 100 Fund are deleted and replaced with “Putnam Short Duration Bond Fund.”

• The fund’s goal will be to seek as high a rate of current income as Putnam Management believes is consistent with preservation of capital.

• The sub-sections Investments, Risks and Investor Profile relating to the fund in the section Investments, risks, and performance are deleted in their entirety and replaced with the following:

Investments

We invest in a diversified portfolio of fixed income securities. The fund’s investments may include corporate credit, including investment-grade debt, below-investment-grade debt

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(sometimes referred to as “junk bonds”), bank loans and structured credit; sovereign debt, including obligations of governments in developed and emerging markets; and securitized assets, including asset-backed securities, residential mortgage-backed securities (which may be backed by non-qualified or “sub-prime” mortgages), commercial mortgage-backed securities and collateralized mortgage obligations.

Under normal circumstances, the fund will invest at least 80% of its net assets in bonds (bonds include any debt instrument, and may be represented by other investment instruments, including derivatives). This policy may be changed only after 60 days’ notice to shareholders. We normally maintain an effective duration of three years or less. Effective duration provides a measure of a fund’s interest-rate sensitivity. The longer a fund’s duration, the more sensitive the fund is to shifts in interest rates.

We may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. We may also use derivatives, such as futures, options, certain foreign currency transactions and swap contracts, for both hedging and non-hedging purposes.

We may invest in securities that are purchased in private placements, which are illiquid because they are subject to restrictions on resale.

Risks

It is important to understand that you can lose money by investing in the fund.

The effects of inflation may erode the value of your investment over time. The value of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

The risks associated with fixed income investments include interest rate risk, which means the value of the fund’s investments is likely to fall if interest rates rise. Fixed income investments are also subject to credit risk, which is the risk that the issuer of a fixed income investment may default on payment of interest or principal. Interest rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds, which may be considered speculative. Mortgage- and asset-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. We may have to invest the proceeds from prepaid investments, including mortgage- and asset-backed investments, in other investments with less attractive terms and yields. The fund’s investments in mortgage-backed securities and asset-backed securities, and in certain other securities and derivatives, may be or become illiquid.

The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation or deflation), and may be or become illiquid.

Our use of derivatives may increase the risks of investing in the fund by increasing investment exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

• The sub-section Performance in the section Investments, risks, and performance is amended to provide that the fund’s benchmark is the ICE BofAML 1-3 Year Corporate Credit Index (formerly known as the BofA Merrill Lynch 1-3 Year Corporate Credit Index).

• On the Effective Date, the portfolio managers for the fund will be Emily Shanks, Albert Chan, D. William Kohli and Brett Kozlowski.

The foregoing is not a solicitation of any proxy. For more information regarding the fund, or to receive a free copy of materials filed with the Securities and Exchange Commission (SEC), please visit Putnam’s website at putnam.com/individual. Free copies of these materials can also be found on the SEC’s website at http://www.sec.gov. Please read the proxy statement carefully when it becomes available in the coming weeks because it will contain important information. The fund, its trustees, officers, and other members of management may be deemed to be participants in any future solicitation of the fund’s shareholders in connection with the forthcoming meeting of shareholders. Shareholders may obtain information regarding the names, affiliations, and interests of these individuals in the fund’s proxy statement when it becomes available.

Shareholders should retain this Supplement for future reference.

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